Merrill Lynch Life Insurance Company
4333 Edgewood Road NE
Cedar Rapids, IA 52499
August 4, 2009
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D Merrill Lynch IRA Annuity — Registration No. 333-91098 Merrill Lynch Investor Choice — IRA Series — Registration No. 333-119364
Commissioners:
Merrill Lynch Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended May 31, 2009, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Annual Report Mailings:
BlackRock Short Term Bond Fund, SEC File No.: 811-10053
Semi-Annual Report Mailings:
AllianceBernstein Small/Mid Cap Value Fund, Inc., SEC File No.: 811-10221
AllianceBernstein Value Fund, Inc., SEC File No.: 811-10221
AllianceBernstein International Value, SEC File No.: 811-10221
Fidelity Advisors Series I: Equity Growth Fund, SEC File No.: 811-03785
Pioneer Emerging Markets Fund, SEC File No.: 811-08448
Pioneer Small Cap Value Fund, SEC File No.: 811-07985
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.
Very truly yours,

/s/ Darin Smith

Darin Smith
General Counsel